UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2018

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2018, the Board of Directors of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), approved amendments to the Amended Bylaws of the Corporation (as amended, the “Bylaws”). The amendments, which became effective immediately, revised Article III, Indemnification, to set forth the individuals eligible for indemnification by the Corporation under its Bylaws.

The description of the amendments to the Bylaws above does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached as Exhibit 3.2 to this Report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2018. The following matters set forth in the Corporation’s Proxy Statement dated April 3, 2018, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Three Class III Directors.

The nominees listed below were elected to serve as Class III directors for a three-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Richard J. Dahl	14,217,201	142,399	106,779	2,055,021
Stephen P. Joyce	14,191,669	168,131	106,579	2,055,021
Lilian C. Tomovich	14,301,257	58,752	106,370	2,055,021

The following directors continued in office after the Annual Meeting: Howard M. Berk, Daniel J. Brestle, Larry A. Kay, Caroline W. Nahas, Douglas M. Pasquale and Gilbert T. Ray.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2018 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2018 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
16,267,507	133,236	120,657	0

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,594,185	2,710,482	161,712	2,055,021

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.2	Amended Bylaws of Dine Brands Global, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2018	DINE BRANDS GLOBAL, INC.

	By:	/s/ Bryan R. Adel
Bryan R. Adel Senior Vice President, Legal, General Counsel and Secretary